Manor
Investment Funds

# 3rd Quarter Report
# September 30, 2024
# (Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

September 30, 2024

Dear Fellow Shareholders:

The stock market extended its rally during the 3rd Quarter of 2024 posting strong positive returns. Growing expectations that the Fed would ease policy by reducing interest rates fueled the move. Expectations of the policy shift pushed yields on US Treasury securities lower, triggering a rally in the bond market.

**Waiting For Godot**

"Waiting For Godot", by Irish playwright Samuel Becket, tells the story of two men, Vladimir and Estragon, who engage in a variety of discussions. Vladimir, has recently been assaulted, and Estragon seems distracted and preoccupied by mundane details. They are awaiting the arrival of Godot, not knowing who he really is, if he will show up, and whether their wait will be worthwhile if he finally does arrive. Ultimately, Godot never appears, and the men leave disappointed and bewildered.

Like Vladimir and Estragon, investors spent much of this year waiting and wondering, mostly about the possibility of a shift in Fed interest rate policy. As the year began, investors anticipated that a decline in inflation would allow the Fed to reverse the tightening cycle that began in March 2022. The markets anticipated that the Fed could cut rates up to seven times during the year, reducing the target Fed funds rate by up to 175 basis points (a basis point is 1/100 of a percent). The hope was that lower rates would reignite slowing GDP (Gross Domestic Product) growth, engineering a "soft landing" for the economy. As the year progressed the rate cut hopes evaporated as the economy proved resilient with better-than-expected payroll growth and positive, but slowing, GDP growth. Inflation remained elevated as both the CPI (consumer price index) and the PCE (personal consumption expenditures) remained above the Fed's target levels. As the third quarter began, expectations fell to just one cut of 0.25%, with implementation late in the year.

The need for rate cuts is certainly not reflected in stock market action over the past two years. Stocks are up more than 22% year-to-date as of September 30, the S&P 500, the best year-to-date return through three quarters since 1997. The S&P 500 index finished higher in seven of the last eight quarters, including the last four in a row. Looking back to 2023, the index generated a return of more than 36% over the trailing year ending September 30, 2024. That has only happened twice over the last 20 years, when the stock market was rebounding off the covid lows of 2020, and after the Fed initiated quantitative easing (the outright purchase of US Treasury securities) at the lows of the Great Financial Crisis of 2009. These returns came despite high inflation and one of the steepest rate hiking cycles in modern times.

Improvement in corporate earnings contributed to the stock market rally. Corporate earnings in the S&P 500 are tracking to grow at a double-digit rate as compared to last year and are forecasted to improve on that rate in 2025. A significant factor in that anticipated earnings growth is the substantial capital investment in the development and implementation of Artificial Intelligence models. The build-out includes massive data centers housing server farms that form the backbone of the AI models. The data center market, estimated at $215 billion in 2023, is experiencing tremendous growth and it is expected that the growth will continue to accelerate. These data centers house thousands of servers, networking devices, and storage systems to drive the models. In addition to the high-tech equipment, these data centers require substantial investment in industrial construction, as well as thermal equipment to control the interior space, and backup power systems to ensure reliability. The energy needs for these systems is so great that there is discussion about restarting nuclear plants to supply sufficient power for these data centers. With this demand, it is not surprising that the Utility and Industrial sectors were among the top performers this quarter.

**The Manor Fund**

The Manor Fund rose 3.25%, net of all fees and expenses, during the quarter ending September 30, 2024, underperforming the S&P 500 index return of 5.90%, and comparable mutual funds, as measured by the average of Large-Cap Blend mutual funds tracked by Morningstar, return of 5.75%. The Fund underperformed the S&P 500 index and the average of Large-Cap Blend mutual funds tracked by Morningstar for the trailing year ending September 30, 2024 with a return of 28.39% for the Fund compared to the return of the S&P 500 index of 36.38% and a return of 33.36% for the Morningstar average. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year period with a return of 8.90% for the Fund compared to 11.91% for the S&P 500 index, and 10.22% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with annualized returns for the Fund of 12.58% and 8.38%, compared to 15.97%, and 13.38% for the S&P 500 index, and 14.07%, and 11.88% for the average of Large-Cap Blend mutual funds tracked by Morningstar.

During the 3rd Quarter of 2024, the Fund was helped by strong performance from Vertiv Holdings Co., D.R. Horton Co., Lowes Companies, Inc., Cummins Inc., and Northrop Grumman Corp. Vertiv Holdings, a recent addition to the portfolio, reported earnings that beat expectations, strong revenue growth, and raised earnings expectations for the next quarter and fiscal year. D.R. Horton, a residential construction company, jumped early in the quarter when the company reported revenue and earnings well above estimates. The shares continued to climb in response to positive comments by management and expectations that the Fed will move to lower interest rates. The shares of Lowes, among the weaker performers last quarter, rose steadily. The company reported quarterly earnings that beat expectations, but reduced revenue and earnings guidance for the next fiscal year. The rise in the shares was also due to expectations for lower interest rates later this year. The shares of Cummins rose for much of the quarter. The company reported strong earnings, revenue that beat expectations, and raised revenue for the coming year. Cummins also announced a dividend increase early in the quarter. The shares of Northrop Grumman rose through much of the quarter. The shares jumped when the company reported revenue and earnings that exceeded expectations and raised earnings guidance above consensus for the fiscal year.

Notable laggards during the 3rd Quarter of 2024 include Applied Materials, Devon Energy Corp., Microchip Technology, Valero Energy Corp., and Alphabet, Inc. Applied Materials, one of the top performers in the portfolio last quarter, reached a new high early in July and then declined steadily. The shares rebounded somewhat when the company reported revenue and earnings that beat expectations, and reaffirmed revenue and earnings guidance for the coming quarter. The rebound, however, was not enough to offset the earlier decline. The shares of Devon Energy fell through much of the quarter reflecting general weakness in the energy sector that stretched back to early in the year. Devon reported earnings that beat expectations, strong revenue growth, and raised its production forecast. Devon also announced an agreement to purchase acreage in the Williston Basin, substantially expanding the company's position there. The shares of Microchip Technologies fell through most of the quarter. The company reported earnings that beat expectations and revenue in line with expectations, but reduced revenue and earnings guidance for the coming quarter. Management comments during the earnings call also raised investor concerns that

*(Continued on page 10)*

*Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.*

# MANOR INVESTMENT FUNDS - MANOR FUND

**Schedule of Investments - September 30, 2024**

**(Unaudited)**

## Portfolio of Investments

| Description | Shares | Market Value |
|---|---|---|
| **COMMON STOCKS –97.8%** | | |
| **Consumer Discretionary – 11.5%** | | |
| Booking Holdings | 84 | 353,818 |
| D. R. Horton, Inc. | 2,226 | 424,654 |
| Lowes Companies | 1,147 | 310,665 |
| | | 1,089,137 |
| **Consumer Staples – 4.3%** | | |
| Kroger Company | 3,144 | 180,151 |
| PepsiCo, Inc. | 1,318 | 224,126 |
| | | 404,277 |
| **Energy – 6.4%** | | |
| Devon Energy | 6,811 | 266,446 |
| Valero Energy | 2,519 | 340,141 |
| | | 606,587 |
| **Financial – 12.5%** | | |
| Apollo Global | 3,023 | 377,603 |
| J P Morgan | 1,680 | 354,245 |
| Metlife, Inc. | 2,279 | 187,972 |
| PNC Financial | 1,424 | 263,226 |
| | | 1,183,046 |
| **Health Care – 11.1%** | | |
| AbbVie, Inc. | 1,810 | 357,439 |
| Cencora, Inc. | 1,276 | 287,202 |
| Elevance Health | 777 | 404,040 |
| | | 1,048,681 |
| **Industrial – 6.6%** | | |
| Cummins, Inc. | 1,121 | 362,969 |
| Northrop Grumman | 498 | 262,979 |
| | | 625,948 |

| Description | Shares | Market Value |
|---|---|---|
| **Information Technology – 30.3%** | | |
| Applied Materials | 3,598 | 726,976 |
| AppLovin Corp.* | 2,370 | 309,403 |
| Microsoft Corp. | 1,332 | 573,160 |
| NetApp, Inc. | 1,907 | 235,533 |
| Nvidia Corp. | 2,400 | 291,456 |
| Palo Alto Netwrks* | 945 | 323,001 |
| Vertiv Holdings | 4,122 | 410,098 |
| | | 2,869,627 |
| **Materials – 5.2%** | | |
| Avery Dennison | 2,244 | 495,385 |
| | | 495,385 |
| **Communication Services – 6.4%** | | |
| Alphabet Inc. Cl A | 1,658 | 274,979 |
| Netflix, Inc.* | 469 | 332,648 |
| | | 607,627 |
| **Real Estate Investment Trust – 3.5%** | | |
| Equinix, Inc. | 371 | 329,311 |
| | | 329,311 |
| TOTAL COMMON STOCKS (Cost $ 4,050,611) | | 9,259,626 |
| **SHORT-TERM INVESTMENTS – 2.2%** | | |
| 1st Amer. Gov. Fund | 209,527 | 209,527 |
| TOTAL SHORT-TERM INVESTMENTS (Cost $ 209,527) | | 209,527 |
| TOTAL INVESTMENTS – 100.0% (Cost $ 4,260,138) | | 9,469,153 |
| Other Assets less Liabilities – Less than 0.1% | | 1,050 |
| NET ASSETS 100.0% | | $ 9,470,203 |

*Non-income producing during the period.

# MANOR INVESTMENT FUNDS - MANOR FUND

**Fund and Performance Information - September 30, 2024**

**(Unaudited)**

## Fund Performance



Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index
40%
30%
20%
10%
0%
-10%
-20%
-30%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Manor Fund
Lipper LC Core
S&P 500 Index

**Quarter and Annualized Total Return for Periods Ending September 30, 2024**

| | Manor Fund | S&P 500 Index | Lipper LC Core Funds |
|---|---|---|---|
| 3rd Quarter | **3.25 %** | 5.90 % | 5.75 % |
| 1-Year | **28.39 %** | 36.38 % | 33.36 % |
| 3-Year Annualized | **8.90 %** | 11.91 % | 10.22 % |
| 5-Year Annualized | **12.58 %** | 15.97 % | 14.07 % |
| 10-Year Annualized | **8.38 %** | 13.38 % | 11.88 % |
| Annualized since inception 9/26/95 | **7.06 %** | 10.22 % | 8.34 % |

*Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.*

## Top Holdings and Industry Sectors

**Top Company Holdings**

| Company | % of Net Assets |
|---|---|
| Applied Materials | 7.7 % |
| Microsoft Corp. | 6.1 % |
| Avery Dennison | 5.2 % |
| D.R. Horton Co. | 4.5 % |
| Vertiv Holdings | 4.3 % |

**Top Industry Sectors**

| Industry | % of Net Assets |
|---|---|
| Info Technology | 30.3 % |
| Financials | 12.5 % |
| Consumer Disc. | 11.5 % |
| Health Care | 11.1 % |
| Industrials | 6.6 % |

# MANOR INVESTMENT FUNDS - GROWTH FUND

**Schedule of Investments - September 30, 2024**

**(Unaudited)**

## Portfolio of Investments

| Description | Shares | Market Value |
|---|---|---|
| **COMMON STOCKS – 97.9%** | | |
| **Consumer Discretionary – 5.4%** | | |
| Amazon.com Inc.* | 4,903 | 913,576 |
| | | 913,576 |
| **Consumer Staples – 0.9%** | | |
| Dollar Tree, Inc.* | 2,208 | 155,267 |
| | | 155,267 |
| **Energy – 4.2%** | | |
| EOG Resources | 3,040 | 373,707 |
| Occidental Petrol | 6,530 | 336,556 |
| | | 710,263 |
| **Financial – 6.6%** | | |
| Apollo Global | 5,319 | 664,396 |
| Mastercard, Inc. | 887 | 438,001 |
| | | 1,102,397 |
| **Health Care – 19.6%** | | |
| AbbVie, Inc. | 2,306 | 455,389 |
| Eli Lilly & Co. | 1,278 | 1,132,231 |
| Regeneron Pharma* | 501 | 526,671 |
| Thermo Fisher | 865 | 535,063 |
| UnitedHealth | 1,091 | 637,886 |
| | | 3,287,240 |
| **Industrial – 7.1%** | | |
| United Rentals, Inc. | 1,462 | 1,183,825 |
| | | 1,183,825 |

| Description | Shares | Market Value |
|---|---|---|
| **Information Technology – 40.2%** | | |
| Akamai Tech., Inc.* | 3,191 | 322,131 |
| Apple, Inc. | 9,124 | 2,125,892 |
| AppLovin Corp.* | 4,192 | 547,266 |
| Microsoft Corp. | 2,213 | 952,254 |
| Nvidia Corp. | 4,044 | 491,103 |
| Palo Alto Netwrks * | 1,636 | 559,185 |
| Qualcomm, Inc. | 3,024 | 514,231 |
| Salesforce.Com | 1,893 | 518,133 |
| Vertiv Holdings | 7,212 | 717,522 |
| | | 6,747,717 |
| **Material – 4.1%** | | |
| Sherwin Williams | 1,810 | 690,823 |
| | | 690,823 |
| **Communication Services – 9.8%** | | |
| Alphabet Inc. Cl A | 3,167 | 525,247 |
| Alphabet Inc. Cl C | 3,172 | 530,327 |
| Netflix, Inc.* | 822 | 583,020 |
| | | 1,638,594 |
| TOTAL COMMON STOCKS (Cost $6,556,152) | | 16,429,702 |
| **SHORT-TERM INVESTMENTS – 2.1%** | | |
| 1st Amer. Gov. Fund | 341,678 | 341,678 |
| TOTAL SHORT-TERM INVESTMENTS (Cost $ 341,678) | | 341,678 |
| TOTAL INVESTMENTS – 100.0% (Cost$ 6,897,830) | | 16,771,380 |
| Other Assets less Liabilities – Less than 0.1% | | 2,572 |
| NET ASSETS – 100.0% | | 16,773,952 |

*Non-income producing during the period.

# MANOR INVESTMENT FUNDS - GROWTH FUND

**Fund and Performance Information - September 30, 2024**

**(Unaudited)**

## Fund Performance

**Investment Performance**
**vs. the S&P 500 and Lipper Large-Cap Growth Index**



45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Growth Fund
S&P 500 Index
LC Growth funds

**Quarter and Annualized Total Return for Periods Ending September 30, 2024**

| | Growth Fund | S&P 500 Index | Lipper LC Growth Funds |
|---|---|---|---|
| 3rd Quarter | **4.71 %** | 5.90 % | 1.90 % |
| 1-Year | **27.73 %** | 36.38 % | 36.98 % |
| 3-Year Annualized | **10.78 %** | 11.91 % | 6.89 % |
| 5-Year Annualized | **16.01 %** | 15.97 % | 16.26 % |
| 10-Year Annualized | **12.55 %** | 13.38 % | 14.13 % |
| Annualized since inception 6/30/99 | **7.61 %** | 7.82 % | 6.55 % |

*Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.*

## Top Holdings and Industry Sectors

**Top Company Holdings**

| Company | % of Net Assets |
|---|---|
| Apple, Inc. | 12.7 % |
| United Rentals | 7.1 % |
| Eli Lilly & Co. | 6.8 % |
| Microsoft Corp. | 5.7 % |
| Amazon.com | 5.5 % |

**Top Industry Sectors**

| Industry | % of Net Assets |
|---|---|
| Information Tech. | 40.2 % |
| Health Care | 19.6 % |
| Communication | 9.8 % |
| Industrials | 7.1 % |
| Financials | 6.6 % |

# MANOR INVESTMENT FUNDS - BOND FUND

**Schedule of Investments - September 30, 2024**

**(Unaudited)**

## Portfolio of Investments

| Description | Face Amount | Value |
|---|---|---|
| **U.S. GOVERNMENT BONDS – 85.4%** | | |
| U.S. Treasury 0.500 % Due 02-28-26 | 400,000 | 382,000 |
| U.S. Treasury 1.500 % Due 08-15-26 | 150,000 | 144,117 |
| U.S. Treasury 2.875 % Due 05-15-28 | 100,000 | 97,594 |
| U.S. Treasury 1.750 % Due 11-15-29 | 325,000 | 297,731 |
| U.S. Treasury 0.625 % Due 05-15-30 | 175,000 | 148,586 |
| U.S. Treasury 4.125 % Due 11-15-32 | 650,000 | 668,687 |
| TOTAL U.S. GOVERNMENT BONDS | | 1,738,715 |
| (Cost $ 1,772,856) | | |
| **SHORT-TERM INVESTMENTS – 12.8%** | | |
| 1st American Treasury Obligation Fund | 260,188 | 260,188 |
| TOTAL SHORT-TERM INVESTMENTS | | |
| (Cost $ 260,188) | | 260,188 |
| TOTAL INVESTMENTS – 98.2% | | |
| (Cost $ 2,033,044) | | 1,998,903 |
| Other Assets less Liabilities – Net 1.8% | | 36,498 |
| NET ASSETS - 100.0% | | $ 2,035,401 |

*SECURITY VALUATION:*
*Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.*

# MANOR INVESTMENT FUNDS - BOND FUND

**Fund and Performance Information - September 30, 2024**

**(Unaudited)**

## Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

**Quarter and Annualized Total Return for Periods Ending September 30, 2024**

| | Bond Fund | Lipper US Gov't Fund Index | Barclays Intermediate Treasury Index |
|---|---|---|---|
| 3rd Quarter | **3.82 %** | 5.04 % | 3.97 % |
| 1-Year | **7.83 %** | 10.73 % | 8.35 % |
| 3-Year Annualized | **-0.61 %** | -1.50 % | -0.12 % |
| 5-Year Annualized | **0.25 %** | 0.04 % | 0.82 % |
| 10-Year Annualized | **0.51 %** | 1.25 % | 1.50 % |
| Annualized since inception 6/30/99 | **1.60 %** | 3.35 % | 3.31 % |

*Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.*

## Top Five Holdings

| Security | % of Net Assets |
|---|---|
| US Treasury 4.125% Due 11-15-32 | 32.9 % |
| US Treasury 0.500% Due 02-28-26 | 18.8 % |
| US Treasury 1.750% Due 11-15-29 | 14.6 % |
| US Treasury 0.625% Due 05-15-30 | 7.3 % |
| US Treasury 1.500% Due 08-15-26 | 7.1 % |

*(Continued from page 3)*
a quick recovery was unlikely. The shares of Valero Energy also extended a decline that stretched back to early in the year despite reporting revenue and earnings that beat expectations. The earnings results triggered a rebound in the shares, but the stock turned lower again, pressured by concerns that slowing economic growth would negatively impact energy prices. The shares of Alphabet, parent company to Google, set new highs early in July but declined through the balance of the quarter. The company reported earnings that exceeded expectations and strong revenue growth. The results were driven by strong revenue growth in Google Advertising and Google Cloud. Weakness in the shares reflects investor concern that companies in the tech sector had reached extended valuations due to investor enthusiasm for AI investment and development.

During the quarter we sold AES Corporation and Skyworks Solutions and used the proceeds to buy Vertiv Holdings. Vertiv Holdings is a digital infrastructure company that provides essential services to high tech data centers supporting the development of Artificial Intelligence models. Demand for its services translates into strong growth potential for the company. Late in the quarter we liquidated our position in Microchip Technology and used the proceeds to purchase Applovin. Applovin has developed an AI-powered advertising engine, that matches advertiser demand with publisher supply through auctions at vast scale and at microsecond-level speeds.

**The Growth Fund**

The Manor Growth Fund rose 4.71%, net of all fees and expenses, during the quarter ended September 30, 2024, underperforming the S&P 500 index return of 5.90% but outperforming comparable mutual funds, as measured by the average of Large-Cap Growth mutual funds tracked by Morningstar return of 1.90%. The Fund underperformed the S&P 500 index and the average of Large-Cap Growth mutual funds tracked by Morningstar, over the year ended September 30, 2024 with a return of 27.73% for the Fund, compared to 36.38% for the S&P 500 index, and 36.98% for the Morningstar average. The Fund underperformed the S&P 500 index but outperformed comparable mutual funds during the trailing 3-years with a return of 10.78% for the Fund, compared to 11.91% for the S&P index, and 6.89% for the average Large-Cap Growth mutual fund tracked by Morningstar. The Fund outperformed the S&P 500 index but underperformed the average Large-Cap Growth mutual fund tracked by Morningstar during the trailing 5-years with of return of 16.01% for the Fund compared to returns of 15.97% for the S&P 500 and 16.26% for comparable funds. The Fund underperformed those same indices for the trailing 10-year period with returns of 12.55% for the Fund compared to 13.38% and 14.13% for the S&P index and Morningstar average, respectively. The Fund generated a return of 7.61% since inception, underperforming the S&P 500 index return of 7.82%, but outperforming the average Large-Cap Growth fund tracked by Morningstar return of 6.55%.

During the 3rd Quarter of 2024, the Fund was helped by strong performance from United Rentals, Inc., Vertiv Holdings Co., Apple, Inc., Sherwin Williams Co., and United Health Group, Inc. The shares of United Rentals rose after the company reported earnings that beat expectations and strong revenue growth. The company also reaffirmed revenue and earnings guidance for the fiscal year. Vertiv Holdings, a recent addition to the portfolio, reported earnings that beat expectations, strong revenue growth, and raised earnings expectations for the next quarter and fiscal year. The shares of Apple rose after the company reported revenue and earnings that beat expectations. The company exceeded revenue expectations in iPhones and Services during the quarter. The shares of Sherwin Williams rose steadily throughout the quarter. The company reported earnings that beat expectations, revenue in line with expectations, and reaffirmed guidance for the coming quarter and fiscal year. Investors also bid up the shares on expectations that the Fed decision to lower rates would spur demand for residential construction and remodeling. The shares of United Health jumped after the company reported earnings that beat expectations, mid-single digit revenue growth, and reaffirmed earnings guidance for the fiscal year. The company also discussed the cost of dealing with the impact of a recent cyberattack, indicating that the impact on direct response efforts and medical care expenses was less than investors had feared.

Notable laggards during the 3rd Quarter of 2024 include Alphabet, Inc., Qualcomm, Inc., Dollar Tree, Inc., Occidental Petroleum Corp., and Microsoft Corp. The shares of Alphabet, parent company to Google, declined through much of the quarter after setting new highs early in July. The company reported earnings that exceeded expectations and strong revenue growth. The results were driven by strong revenue growth in Google Advertising and Google Cloud. Weakness in the shares was partly driven by investor concern that companies in the tech sector had reached extended valuations due to investor enthusiasm for AI investment and development. The shares of

Qualcomm, one of the top performers last quarter, fell early in the quarter from its all-time high but stabilized after the company announced quarterly results. Qualcomm reported revenue and earnings that exceeded expectations, and guided revenue and earnings higher for the coming quarter. The shares of Dollar Tree fell sharply when the company reported revenue and earnings that missed expectations, and guided revenue and earnings lower for the coming quarter and fiscal year. The shares of Occidental Petroleum fell steadily throughout the quarter. The company reported earnings that beat expectations, year-over-year revenue growth, and total production that exceeded prior guidance. Weakness in the shares reflects investor concern that weak global economic growth will translate into slower growth and pricing pressure. The shares of Microsoft also declined after hitting all-time highs early in July. Shares stabilized and moved somewhat higher later in the quarter when the company reported earnings that beat expectations and double-digit year-over-year revenue growth. The company reported growth in each of its business segments, but the majority of the revenue growth was driven by the closely watched Azure and other cloud services.

During the quarter we sold Landstar Systems and LKQ and used the proceeds to buy Vertiv Holdings. Vertiv Holdings is a digital infrastructure company that provides essential services to high tech data centers supporting the development of Artificial Intelligence models. Demand for its services translates into strong growth potential for the company. Late in the quarter we liquidated our position in ON Semiconductor and used the proceeds to purchase Applovin. Applovin has developed an AI-powered advertising engine, that matches advertiser demand with publisher supply through auctions at vast scale and at microsecond-level speeds.

**The Bond Fund**

The Manor Bond Fund generated a return of 3.82%, net of all fees and expenses, during the quarter ending September 30, 2024, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 3.97%, and the average of US Treasury mutual funds tracked by MorningStar return of 5.04%, The Fund generated a return of 7.83% during the year ended September 30, 2024, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 8.35%, and the average of US Treasury mutual funds as tracked by Morningstar return of 10.73%. The Fund generated an annualized return of –0.61% during the 3-year period ending September 30, 2024 underperforming the Bloomberg Barclay Intermediate Treasury index a return of –0.12%, but outperforming the average mutual fund tracked by MorningStar return of –1.50%. The Fund generated an annualized return of 0.25% for the 5-year perioded ending September 30, 2024, underperforming the Bloomberg Barclay Intermediate Treasury index return of 0.82%, but outperforming the average of US Treasury mutual fund tracked by MorningStar with a return of 0.04%. The Fund generated an annualized return of 0.51% for the 10-year period ending September 30, 2024, underperforming the Bloomberg Barclay index return of 1.50%, and the return of 1.25% for the average US Treasury mutual fund tracked by Morningstar. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise.

**Godot Arrives**

If Vladimir and Estragon were investors among us today, they probably would be waiting for, and talking about the Fed and the need for rate cuts. They may have been heartened by Fed comments early in the quarter that a shift to easier policy was approaching. But it was not until late September that the Fed implemented an aggressive rate cut of 0.50%. The stock market had already moved higher in anticipation of the move, while the bond market fell, pushing yields higher. The aggressive move by the Fed raised as many questions as it answered. The Fed generally moves cautiously when shifting policy measures, so a move of this magnitude conveys greater concerns about weakness in the economy, or risks over shooting and igniting inflation again.

The unusual Fed move, coupled with higher yields, persistent inflation, inconsistent job numbers, weakness in foreign markets, and geopolitical risks have created uncertainty among investors. Those things are beyond our control so we council clients to maintain an asset allocation that is appropriate for their risk tolerance. Our fucus is then to invest in companies that are attractively priced relative to their growth potential and financial structure. That philosophy has served us well for three decades through more than a few bouts of uncertainty and provides the best opportunity for clients like Vladimir and Estrogan to be less disappointed and bewildered.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

# Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

**This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.**